Exhibit 99.1

QEP MIDSTREAM PARTNERS, LP ANNOUNCES PRICING OF INITIAL PUBLIC OFFERING OF COMMON UNITS

DENVER, Aug 08, 2013 (BUSINESS WIRE) — QEP Midstream Partners, LP (“QEPM” or the “Partnership”) today announced that it has priced its initial public offering of 20,000,000 common units at $21.00 per unit. The underwriters have been granted a 30-day option to purchase up to an additional 3,000,000 common units from QEPM at the same price. The common units are expected to begin trading on the New York Stock Exchange on August 9, 2013 under the ticker symbol “QEPM.” The offering is expected to close on or about August 14, 2013, subject to customary closing conditions.

Upon conclusion of the offering, the public will own a 36.7% limited partner interest in the Partnership, or a 42.2% limited partner interest if the underwriters exercise, in full, their option to purchase additional common units. QEP Resources, Inc. (“QEP”), through certain of its subsidiaries, will hold a 2.0% general partner interest, all of the incentive distribution rights, and a 61.3% limited partner interest in the Partnership, or a 55.8% limited partner interest if the underwriters exercise, in full, their option to purchase additional units. Wells Fargo Securities, Morgan Stanley, Citigroup, Deutsche Bank Securities and J.P. Morgan are acting as joint book-running managers for the offering; Goldman, Sachs & Co. is acting as a senior co-manager and BMO Capital Markets, SunTrust Robinson Humphrey, BB&T Capital Markets, CIBC, Mitsubishi UFJ Securities, Piper Jaffray, TD Securities and Janney Montgomery Scott are acting as co-managers for the offering.

This offering of common units will be made only by means of a prospectus. When available, a written prospectus, which meets the requirements of Section 10 of the Securities Act of 1933, as amended, may be obtained through:

Wells Fargo Securities

Attn: Equity Syndicate Department

375 Park Avenue

New York, New York 10152

Telephone: (800) 326-5897

Email: cmclientsupport@wellsfargo.com

Morgan Stanley

Attn: Prospectus Department

180 Varick Street, 2nd Floor

New York, NY 10014

Telephone: 866-718-1649

Email: prospectus@morganstanley.com

Citigroup

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Telephone: 1-800-831-9146

Email: batprospectusdept@citi.com

Deutsche Bank Securities

Attn: Prospectus Group

60 Wall Street, New York, NY 10005-2836

Telephone: 1-800-503-4611

Email: prospectus.CPDG@db.com

J.P. Morgan

via Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: (866) 803-9204

To obtain a copy of the prospectus free of charge, visit the U.S. Securities and Exchange Commission’s (“sec:”) website, www.sec.gov, and search under the registrant’s name, “QEP Midstream Partners, LP.”

A registration statement relating to these securities has been filed with, and declared effective by, the SEC. The registration statement is available on the SEC’s website at www.sec.gov under the registrant’s name, “QEP Midstream Partners, LP.” This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About QEP Midstream Partners, LP:

QEP Midstream Partners, LP is a master limited partnership formed by QEP Resources, Inc. to own, operate, acquire and develop midstream assets. The Partnership provides midstream gathering services to QEP and third-party companies in the Green River, Uinta and Williston basins.

Forward-Looking Statements

Disclosures in this press release contain certain forward-looking statements within the meaning of the federal securities laws. Statements that do not relate strictly to historical or current facts are forward-looking. These statements contain words such as “possible,” “if,” “will” and “expect” and involve risks and uncertainties including, among others that our business plans may change as circumstances warrant and securities of the Partnership may not ultimately be offered to the public because of general market conditions or other factors. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Neither QEP nor QEPM undertake any obligation to update or revise such forward-looking statements to reflect events or circumstances that occur, or of which QEP or QEPM becomes aware, after the date hereof.

SOURCE: QEP Midstream Partners, LP

QEP Midstream Partners, LP

Greg Bensen, 303-405-6665

Director, Investor Relations